UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ____________________________
FORM 8-K

____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019

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CUMULUS MEDIA INC.
 (Exact name of registrant as specified in its charter)

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Delaware	000-24525	82-5134717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, NW, Suite 2200, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 - Submission of Matters to a Vote of Security Holders
The 2019 annual meeting of stockholders (the “Annual Meeting”) of Cumulus Media Inc. (the “Company”) was held on April 30, 2019. The results of voting on the proposals submitted to a vote of the Company’s stockholders at the 2019 Annual Meeting were as follows:
Proposal No. 1 (Election of Directors):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mary G. Berner	10,788,808	160,646	269,460
David M. Baum	10,788,808	160,646	269,460
Matthew C. Blank	10,788,808	160,646	269,460
Thomas H. Castro	10,788,808	160,646	269,460
Joan Hogan Gillman	10,788,808	160,646	269,460
Andrew W. Hobson	10,788,808	160,646	269,460
Brian G. Kushner	10,788,808	160,646	269,460
As a result of the foregoing vote, each of the seven listed nominees were elected to serve as directors of the Company until the Company’s next annual meeting of stockholders and until their successors are elected and qualified.
Proposal No. 2 (Proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers):

Votes For	Votes Against	Abstain	Broker Non-Votes
9,073,000	1,764,715	111,739	269,460
As a result of the foregoing, the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers was approved.
Proposal No. 3 (Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019):

Votes For	Votes Against	Abstain
11,185,918	32,769	227
As a result of the foregoing, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ John Abbot
Name: John Abbot
Title: Executive Vice President, Treasurer and Chief Financial Officer
Date: April 30, 2019